                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  March 7, 2006
                Date of Report (Date of earliest event reported)

                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

              Nevada                000-29182          11-3292094
        -------------------     ----------------    ---------------
          (State or other         (Commission        (IRS Employer
          jurisdiction of         File Number)     Identification No.)
           incorporation)

              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices)  (Zip Code)

      (Registrant's telephone number, including area code): (718) 937-3700

                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

The Major Automotive Companies, Inc., a Nevada corporation (the "Company"), held a Special Meeting of Shareholders on March 3, 2006 at 3:00 p.m., at which time the shareholders voted in favor of a reverse stock split of the outstanding shares of the Company's common stock (the "Common Stock") in a ratio of
1-for-1,000, immediately followed by a forward stock split of the outstanding shares of the Common Stock in a ratio of 1,000-for-1 (the "Transaction"). The proposal passed with a majority vote of the holders of the outstanding shares of the Common Stock. The aggregate number of shares of Common Stock represented in person or by proxy at the Special Meeting represented 95.3% of the 9,222,228 issued and outstanding shares of Common Stock and constituted a quorum for the transaction of business and the Transaction was approved by 93.6% of the shares represented at the Special Meeting.

The Transaction became effective upon the filing of the Certificates of Change to the Company's Articles of Incorporation on March 6, 2006 with the Nevada
Secretary of State. Each shareholder holding fewer than 1,000 shares of Common
Stock immediately prior to the effectiveness of the reverse stock split (the
"Cashed Out Shareholders") had such shares cancelled and converted into the right to receive $1.90 for each share of Common Stock held immediately prior to the reverse stock split. The number of shares of Common Stock held by each shareholder holding 1,000 or more shares of Common Stock prior to the reverse stock split (the "Continuing Shareholders") remains unchanged after the consummation of the Transaction. The Company will send a letter of transmittal to the Cashed Out Shareholders with instructions for exchanging their Common
Stock certificates for cash.

As a result of the Transaction, the Company has fewer than 300 record holders of its Common Stock, permitting the Company to terminate the registration of its
Common Stock with the Securities and Exchange Commission under the Securities
Exchange Act of 1934, as amended. Concurrently with the filing of this Form 8-K, the Company is filing for termination of such registration.

                                       2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006

                                 THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                 By: /S/ BRUCE BENDELL
                                     -----------------------------------------
                                     Name:  Bruce Bendell
                                     Title: President, Chief Executive Officer

                                       3